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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported):  July 26, 2006
                                                            -------------

                  Allied World Assurance Company Holdings, Ltd
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            (Exact name of registrant as specified in its charter)

             Bermuda                   001-32938                98-0481737
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 (State or other jurisdiction   (Commission File Number)      (IRS Employer
       of incorporation)                                    Identification No.)

        43 Victoria Street
        Hamilton, Bermuda                                      HM 12
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(Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code:  (441) 278-5400
                                                     --------------

                                 Not Applicable
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     | | Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     | | Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     | | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     | | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01.  Entry Into a Material Definitive Agreement

     On July 26, 2006, Allied World Assurance Company Holdings, Ltd (the "Company") entered into an indenture (the "Indenture"), by and among the Company, as Issuer, and The Bank of New York, as Trustee (the "Trustee"). On the same date, the Company and the Trustee also entered into a first supplemental indenture (the "First Supplemental Indenture") relating to the issuance of the Company's 7.50% Senior Notes due 2016. Copies of the Indenture and the First Supplemental Indenture are attached hereto as Exhibits 99.1 and 99.2 and are incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)    Exhibits.

       Exhibit No.         Description
       -----------         -----------

          99.1 Indenture, dated as of July 26, 2006, by and between Allied World Assurance Company Holdings, Ltd, as Issuer, and The Bank of New York, as Trustee.

          99.2 First Supplemental Indenture, dated as of July 26, 2006, by and between Allied World Assurance Company Holdings, Ltd, as Issuer, and The Bank of New York, as Trustee.

                                      -2-

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD



Date:  August 1, 2006             By: /s/ Wesley D. Dupont
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                                      Name:  Wesley D. Dupont
                                      Title: Senior Vice President & General
                                             Counsel


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                               INDEX TO EXHIBITS

        Exhibit No.          Description
        -----------          -----------

            99.1 Indenture, dated as of July 26, 2006, by and between Allied World Assurance Company Holdings, Ltd, as Issuer, and The Bank of New York, as Trustee.

            99.2 First Supplemental Indenture, dated as of July 26, 2006, by and between Allied World Assurance Company Holdings, Ltd, as Issuer, and The Bank of New York, as Trustee.